EXHIBIT 10.1
AMENDMENT NO. 6 TO
LOAN AND SECURITY AGREEMENT
     AMENDMENT NO. 6 dated as of June 29, 2007 to LOAN AND SECURITY AGREEMENT among SILICON VALLEY BANK (“Bank”), 3D SYSTEMS CORPORATION, a Delaware corporation (the “Company”), and its Subsidiary, 3D SYSTEMS, INC., a California corporation (“3D California;” the Company and 3D California being herein individually referred to as a “Borrower” and collectively referred to herein, jointly and severally, as the “Borrowers”), joined in for the purposes of Section 6 of this Amendment by (i) 3D HOLDINGS LLC, a Delaware limited liability company, (ii) 3D SYSTEMS ASIA PACIFIC LIMITED, a California corporation, and (iii) 3D CAPITAL CORPORATION, a California corporation (each individually being herein individually referred to as a “Guarantor” and collectively referred to herein, jointly and severally, as the “Guarantors”).
WITNESSETH:
     WHEREAS, the Bank and the Borrowers are parties to a Loan and Security Agreement dated as of June 30, 2004 (as heretofore amended by Amendments Nos. 1 through 5 hereto) and as it may be further amended, supplemented, or otherwise modified, the “Credit Agreement”), and the other Loan Documents provided for in the Credit Agreement;
     WHEREAS, the parties desire to amend certain provisions of the Credit Agreement as set forth in this Amendment;
     WHEREAS, the Guarantors have guaranteed the Obligations of the Borrowers pursuant to the Guaranties; and
     WHEREAS, terms used herein in capitalized form that are not defined herein are used herein as defined in the Credit Agreement;
     NOW, THEREFORE, the parties agree as follows:
     Section 1. Effective Date. The amendments to the Credit Agreement set forth herein shall be effective as of June ___, 2007 (the “Sixth Amendment Effective Date”).
     Section 2. Section 13.1 Amendment to Definitions.
     The following existing definitions, in Section 13.1 of the Credit Agreement, are hereby amended as of the Sixth Amendment Effective Date as follows:
     (i) The definition of “Eligible Domestic Accounts” is amended to add clause (m) as follows:
     (m) Notwithstanding any other provision of this definition, Accounts owing from Tangible Express, Inc. (listed on Schedule A hereto), shall be deemed to be Eligible Domestic Accounts at all times on or before the Revolving Maturity Date.

Amendment No. 6 to Loan and Security Agreement

     (ii) “Revolving Maturity Date” is October 1, 2007.
     Section 3. Exhibit A-1 Amendments to Definitions. The following definitions in Exhibit A-1 of the Credit Agreement are hereby amended as of the Sixth Amendment Effective Date to read as follows:
     “LIBOR Rate Margin” means 275 basis points (2.75%) with respect to all Advances.
     “Prime Rate Margin” means 0 basis points (0.00%) with respect to all Advances.
     Section 4. Suspension of Financial Covenants.
     (i) Section 6.8 of the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date to add subsection (iv) as follows:
     (iv) Bank agrees that the requirement that the Borrowers comply with the financial covenants contained in Section 6.8 shall be and is suspended solely with respect to the calendar quarter ending June 30, 2007, on condition that either: (a) Borrowers’ outstanding Advances equal $0 at all times from the Sixth Amendment Effective Date through the date Borrower is required to deliver to Bank a compliance certificate confirming that as of September 30, 2007 Borrower is in full compliance with the financial covenants set forth in Section 6.8; or (b) Borrowers’ unrestricted cash and cash equivalents held in investment and deposit accounts maintained with Bank or its Affiliates, is equal to or exceeds the outstanding Advances by not less than $5,000,000 at all times from the Sixth Amendment Effective Date through the date Borrower is required to deliver to Bank a compliance certificate confirming that as of September 30, 2007 Borrower is in full compliance with the financial covenants set forth in Section 6.8.
     (ii) The provisions of Section 4 (i) shall become effective only in accordance with Section 7 hereof and then only in this specific instance and for the specific purposes set forth herein.
     Section 5. Representations and Warranties of the Borrowers. The Borrowers represent and warrant that the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects as of the Sixth Amendment Effective Date.
     Section 6. Consent of the Guarantors. Each of the undersigned Guarantors has executed an Unconditional Guaranty (each a “Guaranty”) in favor of Bank respecting the obligations of each Borrower owing to Bank. The Guarantors hereby consent to the amendments to the Credit Agreement set forth in this Amendment and each Guarantor agrees that nothing in its Guaranty obligates Bank to notify it of any changes in the financial accommodations made available to the Borrowers and no requirements to so notify it in the future shall be implied by the execution of this Amendment.

Amendment No. 6 to Loan and Security Agreement

     Section 7. Effect on the Loan Documents. Except to the extent that the provisions of the Credit Agreement are expressly amended by the terms and conditions of this Amendment, the covenants, terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.
     Section 8. Effectiveness. The effectiveness of this Amendment is subject to each of the following conditions:
     (a) receipt by Bank of fully executed copies of this Amendment signed by the Borrowers and Guarantors; and
     (b) receipt by Bank of a non-refundable, fully earned amendment fee in the amount of $9,375.
[signature page follows]

Amendment No. 6 to Loan and Security Agreement

     IN WITNESS WHEREOF, the parties have executed this Amendment pursuant to due authorization as of the date first set forth above.

BORROWERS:

3D SYSTEMS CORPORATION

By	/s/ Robert M. Grace, Jr.

Name: Robert M. Grace, Jr. Title: Vice President, General Counsel & Secretary

3D SYSTEMS, INC.

By	/s/ Robert M. Grace, Jr.

Name: Robert M. Grace, Jr. Title:

GUARANTORS:

3D HOLDINGS LLC

By	/s/ Robert M. Grace, Jr.

Name: Robert M. Grace, Jr. Title:

3D SYSTEMS ASIA PACIFIC LIMITED

By	/s/ Robert M. Grace, Jr.

Name: Robert M. Grace, Jr. Title:

3D CAPITAL CORPORATION

By	/s/ Robert M. Grace, Jr.

Name: Robert M. Grace, Jr. Title:

Amendment No. 6 to Loan and Security Agreement

BANK:

SILICON VALLEY BANK

By	/s/ Win Bear

Name: Win Bear
Title: Deal Team Leader

Amendment No. 6 to Loan and Security Agreement

SCHEDULE A
Eligible Domestic Accounts

Invoice No.	Invoice Date	Type	Invoice Amount
10015280	3/18/2007	Software	$69,000
10015281	3/18/2007	FS – Warranty	471,200
10015282	3/18/2007	FS Installation	83,700
10015679	3/24/2007	System	68,660
10015683	3/24/2007	Material	1,173,640
10015696	3/26/2007	Other Systems	2,940
10015722	3/24/2007	System	5,480
10015735	3/24/2007	Material	122,670
10015736	3/24/2007	System	709,449
10015782	3/24/2007	Other Systems	2,496
10015838	3/29/2007	System	938,915
10015850	3/31/2007	Other Systems	3,285
10015923	4/1/2007	System	1,638,840
10015955	4/3/2007	Software	76,500

		Total	$5,366,775
Payment Terms:
30% In Advance	Paid		$1,652,416
15% net 60	Paid		805,016
15% net 90			805,016
40% net 120			2,104,327

Amendment No. 6 to Loan and Security Agreement